UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.   20549

                                  FORM 8-K

                 CURRENT REPORT UNDER SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   February 7, 2002
                                                   ----------------

Commission file number   33-47248
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                            SLADE'S FERRY BANCORP
                            ---------------------
           (Exact name of registrant as specified in its charter)

Massachusetts                                   04-3061936
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(State or other jurisdiction of                 (I.R.S. Employer
 incorporation or organization)                 Identification Number)

100 Slade's Ferry Avenue
PO Box 390
Somerset, Massachusetts                         02726
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(Address of Principal Executive Offices)        (Zip Code)

                                (508)675-2121
             (Registrant's Telephone Number, including Area Code)


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        (Former name or former address, if changed since last report)

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Item 5.  Other Events

      On February 7, 2002, James D. Carey, President and Chief Executive Officer of Slade's Ferry Bank, the Company's wholly owned subsidiary, and Executive Vice-President of the Company, announced his decision to take early retirement effective March 29, 2002. Mr. Carey also announced his resignation from the Boards of Directors of the Company and the Bank effective the same date. The Bank has begun the process of selecting a replacement for Mr. Carey. In the interim, the Bank will be run by Donald
T. Corrigan, Chairman of the Company's and Bank's Boards of Directors and former President and Chief Executive Officer of the Bank, and Manuel J. Tavares, Senior Vice President of the Bank. A copy of the press release announcing Mr. Carey's decision is attached as an exhibit hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits - see Exhibit Index.

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      SLADE'S FERRY BANCORP
                                      --------------------------------
                                      (Registrant)


  2/07/2002                           By  /s/ Edward Bernardo, Jr.
-------------                         --------------------------------
(Date)                                Edward Bernardo, Jr.
                                      Vice President and Treasurer

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                                EXHIBIT INDEX


Exhibit No.      Description

20.1             February 7, 2002 press release announcing resignation.

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